UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2012

MONARCH FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-34565	20-4985388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Executive Boulevard Chesapeake, Virginia		23320
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (757) 389-5111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Election of Director

At a regular monthly board of directors meeting held on January 25, 2012, Mr. William T. Morrison was elected to the Company’s Board of Directors. Mr. Morrison currently serves as Executive Vice President of Monarch Financial Holdings, Inc. and Chief executive Officer of Monarch Mortgage, a division of Monarch Bank. Mr. Morrison does not currently serve on any committees. His election did not change him current compensation plan or other arrangements related to his employment. It is anticipated Mr. Morrison will be nominated for election at the Company’s May 3, 2012 Annual Meeting of Shareholders.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.01	Press Release on Mr. Morrison

The Company’s common stock is traded on the Nasdaq Capital Markets under the symbol MNRK.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH FINANCIAL HOLDINGS, INC.

Date: January 26, 2012	/s/ Brad E. Schwartz
Brad E. Schwartz, Chief Executive Officer

Item 99.01 Financial Statements and Exhibits